SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 1, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events

     On March 1, 2004, Pharmacyclics, Inc. (the “Registrant”) issued a press release announcing the presentation of updated interim data from an ongoing Phase I clinical trial evaluating Xcytrin® (motexafin gadolinium) in combination with concurrent chemoradiation for the treatment of locally advanced head and neck cancer.

     On March 11, 2004, the Registrant issued a press release announcing the presentation of preliminary results evaluating Xcytrin® (motexafin gadolinium) for the treatment of chronic lymphocytic leukemia.

     On March 29, 2004, the Registrant issued a press release announcing data demonstating the novel mechanism of action and rationale for ongoing clinical trials of Xcytrin® (motexafin gadolinium) in hematologic and other cancers.

Item 7. Financial Statements and Exhibits.

                    (c) Exhibits.

Exhibit No.	Description
99.1	Press release of Registrant, dated March 1, 2004.
99.2	Press release of Registrant, dated March 11, 2004.
99.3	Press release of Registrant, dated March 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2004

PHARMACYCLICS, INC.

	By: Name: Title:	/s/ LEIV LEA Leiv Lea Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED APRIL 2, 2004

Exhibit	Description
99.1	Press release of Registrant, dated March 1, 2004.
99.2	Press release of Registrant, dated March 11, 2004.
99.3	Press release of Registrant, dated March 29, 2004.